UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 18, 2023

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive

Fort Mill, South Carolina, 29715

(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01	Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On September 18, 2023, Domtar Corporation (the “Company”) dismissed PricewaterhouseCoopers LLP, (“PWC US”) as its independent registered public accounting firm. This change reflects the acquisition by the Company of Resolute Forest Products Inc. and the increased concentration of the Company’s overall accounting function in Montreal, Quebec.

PWC US’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and December 31, 2021 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2022 and December 31, 2021 and subsequent interim period through September 18, 2023 there were no: (1) disagreements with PWC US on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC US, would have caused them to make reference to such subject matter in connection with their reports, or (2) any events that occurred that could constitute a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K.)

The Company provided PWC US with a copy of the foregoing disclosures and requested that PWC US provide a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of PWC US’s letter dated November 1, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

Due to the Company acquiring Resolute Forest Products Inc. and the increased concentration of the Company’s overall accounting function to Montreal, Quebec, on September 18, 2023, the Company appointed PricewaterhouseCoopers LLP, Montreal, Quebec (“PWC Canada”) as its principal accountant to audit the Company’s financial statements beginning with the financial statements as of and for the year ending December 31, 2023, subject to completion by PWC Canada of its standard client acceptance procedures.

PWC Canada was a component auditor of the Company as of and for the three months ended March 31, 2023 and as of and for the three and six months ended June 30, 2023 (“interim reviews”). During the years ended December 31, 2022 and December 31, 2021, and subsequent interim period through September 18, 2023, other than in the normal course of the interim reviews, the Company did not consult PWC Canada regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did PWC Canada provide written or oral advice to the Company that PWC Canada concluded was an important factor considered by the

Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibit 16.1	Letter from PWC US filed herewith.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
	Name:	Nancy Klembus
	Title:	Senior Vice-President, General Counsel and Corporate Secretary

Date: November 1, 2023

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